                                                      Total Number of Pages: 3
                                                                             --



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 30, 1998
                                                  ------------------
                                  CYGNUS, INC.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)



     DELAWARE                      0-18962                  94-2978092
--------------------------------------------------------------------------
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA                    94063-4719
---------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (650) 369-4300
                                                    --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  OTHER EVENTS.

          In a press release disseminated on November 30, 1998, the Registrant publicly announced it is to Receive $2.726 Million From Arbitration Proceedings Against Pharmacia & Upjohn. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CYGNUS, INC.



DATE:  December 2, 1998              By: /s/ John C. Hodgman
                                         -----------------------------------
                                         Name:  John C. Hodgman
                                         Title:  President, Chief Executive
                                         Officer and Chief Financial Officer

                                   EXHIBIT INDEX

EXHIBIT
NUMBER              DOCUMENT DESCRIPTION
-------             --------------------

   99.1 Press Release dated November 30, 1998, issued by Cygnus, Inc. , announcing it is to Receive $2.726 Million From Arbitration Proceedings Against Pharmacia & Upjohn.